Severance, Restructuring, and Acquisition Integration Activities	12 Months Ended
Dec. 31, 2015
Restructuring and Related Activities [Abstract]
Severance, Restructuring, and Acquisition Integration Activities

Note 12: Severance, Restructuring, and Acquisition Integration Activities

Industrial Restructuring Program: 2015

Both our Industrial Connectivity and Industrial IT segments have been negatively impacted by a decline in sales volume. Global demand for industrial products has been negatively impacted by the strengthened U.S. dollar and lower energy prices. Our customers have reduced capital spending in response to these conditions, and we expect these conditions to continue to impact our industrial segments. In response to these current industrial market conditions, we began to execute a restructuring program in the fourth fiscal quarter of 2015 to further reduce our cost structure. We recognized approximately $3.3 million of severance and other restructuring costs for this program during 2015. We expect to incur approximately $9 million of additional severance and other restructuring costs for this program, the majority of which will be incurred in the first fiscal quarter of 2016. We expect the restructuring program to generate approximately $18 million of savings on an annualized basis, which we expect to begin to realize in the first fiscal quarter of 2016.

Grass Valley Restructuring Program: 2015

Our Broadcast segment has been negatively impacted by a decline in sales volume for our broadcast technology infrastructure products sold by our Grass Valley brand. Outside of the U.S., demand for these products has been impacted by the relative price increase of our products due to the strengthened U.S. dollar as well as the impact of weaker economic conditions which have resulted in lower capital spending. Within the U.S., demand for these products has been impacted by deferred capital spending. We believe broadcast customers have deferred their capital spending as they navigate through a number of important industry transitions and a changing media landscape. In response to these current broadcast market conditions, we began to execute a restructuring program beginning in the third fiscal quarter of 2015 to further reduce our cost structure. We recognized approximately $25.4 million of severance and other restructuring costs for this program during 2015. We expect to incur approximately $4 million of additional severance and other restructuring costs for this program, the majority of which will be incurred in the first fiscal quarter of 2016. We expect the restructuring program to generate approximately $30 million of savings on an annualized basis, which we began to realize in the fourth fiscal quarter of 2015.

Productivity Improvement Program and Acquisition Integration: 2014-2015

In 2014, we began a productivity improvement program and the integration of our acquisition of Grass Valley. The productivity improvement program focused on improving the productivity of our sales, marketing, finance, and human resources functions relative to our peers. The majority of the costs for the productivity improvement program related to the Industrial Connectivity, Enterprise, and Industrial IT segments. We expected the productivity improvement program to reduce our operating expenses by approximately $18 million on an annualized basis, and we are substantially realizing such benefits. The restructuring and integration activities related to our acquisition of Grass Valley focused on achieving desired cost savings by consolidating existing and acquired operating facilities and other support functions. The Grass Valley costs related to our Broadcast segment. We substantially completed the productivity improvement program and the integration activities in the second fiscal quarter of 2015.

In 2015, we recorded severance, restructuring, and integration costs of $18.5 million related to these two significant programs, as well as other cost reduction actions and the integration of our acquisitions of ProSoft, Coast, and Tripwire. We recorded $70.8 million of such costs in 2014.

Other Programs: 2013

During 2013, we recorded severance, restructuring, and acquisition integration costs of $14.9 million. The majority of these costs were recorded in our Broadcast segment. These costs were incurred primarily as a result of facility consolidation in New York for recently acquired locations and other acquisition integration activities. These activities were in connection with our integration activities for the 2012 acquisition of PPC Broadband, Inc.

The following tables summarize the costs by segment of the various programs described above:

Year Ended December 31, 2015	Severance	Other Restructuring and Integration Costs	Total Costs
	(In thousands)
Broadcast Solutions	$16,694	$22,384	$39,078
Enterprise Connectivity Solutions	(186)	909	723
Industrial Connectivity Solutions	3,309	2,919	6,228
Industrial IT Solutions	(728)	897	169
Network Security Solutions	12	960	972

Total	$19,101	$28,069	$47,170

Year Ended December 31, 2014
Broadcast Solutions	$19,908	$28,532	$48,440
Enterprise Connectivity Solutions	2,300	1,135	3,435
Industrial Connectivity Solutions	9,732	2,221	11,953
Industrial IT Solutions	5,314	1,685	6,999

Total	$37,254	$33,573	$70,827

Year Ended December 31, 2013
Broadcast Solutions	$4,112	$8,016	$12,128
Enterprise Connectivity Solutions	—	400	400
Industrial Connectivity Solutions	—	700	700
Industrial IT Solutions	1,318	342	1,660

Total	$5,430	$9,458	$14,888

The other restructuring and integration costs in 2015 and 2014 primarily consisted of costs of integrating manufacturing operations, such as relocating inventory on a global basis, retention bonuses, relocation, travel, reserves for inventory obsolescence as a result of product line integration, costs to consolidate operating and support facilities, and other costs. The other restructuring and integration costs in 2013 included relocation, equipment transfer, and other costs. The majority of the other restructuring and integration costs related to these actions were paid as incurred or are payable within the next 60 days.

Of the total severance, restructuring, and acquisition integration costs recognized during 2015, $9.4 million, $31.7 million, and $6.1 million were included in cost of sales; selling, general and administrative expenses; and research and development, respectively. Of the total severance, restructuring, and acquisition integration costs recognized during 2014, $20.7 million, $46.5 million, and $3.6 million were included in cost of sales; selling, general and administrative expenses; and research and development, respectively. Of the total severance and other restructuring costs recognized during 2013, $7.1 million, $6.5 million, and $1.3 million were included in cost of sales; selling, general and administrative expenses; and research and development, respectively.

We continue to review our business strategies and evaluate potential new restructuring actions. This could result in additional restructuring costs in future periods.

Accrued Severance

The table below sets forth severance activity that occurred for the four significant programs described above. The balances are included in accrued liabilities.

	Productivity	Grass	Grass
	Improvement	Valley	Valley	Industrial
	Program	Integration	Restructuring	Restructuring
	(In thousands)
Balance at December 31, 2014	$7,141	$5,579	$—	$—
New charges	887	2,165	—	—
Cash payments	(1,455)	(2,370)	—	—
Foreign currency translation	(408)	(302)	—	—
Other adjustments	(170)	—	—	—

Balance at March 29, 2015	$5,995	$5,072	$—	$—

New charges	22	—	—	—
Cash payments	(1,268)	(1,709)	—	—
Foreign currency translation	97	10	—	—
Other adjustments	—	(1,590)	—	—

Balance at June 28, 2015	$4,846	$1,783	$—	$—

New charges	99	—	11,978	—
Cash payments	(987)	(946)	(755)	—
Foreign currency translation	(29)	—	—	—

Balance at September 27, 2015	$3,929	$837	$11,223	$—

New charges	—	—	3,960	2,728
Cash payments	(831)	(397)	(2,979)	(282)
Foreign currency translation	(64)	(27)	(119)	15
Other adjustments	(818)	—	—	182

Balance at December 31, 2015	$2,216	$413	$12,085	$2,643

The other adjustments in the three months ended March 29, 2015 and June 28, 2015 were the result of changes in estimates. We experienced higher than expected voluntary turnover, and as a result, certain approved severance actions were not taken. The other adjustments in the three months ended December 31, 2015 were changes in estimates, as actual amounts paid were less than estimated.

We expect the remaining amounts of these liabilities to be paid during 2016.